                                    United States

                          Securities and Exchange Commission

                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management

                                 Investment Companies

                     Investment Company Act File Number 811-04466

                                  Monetta Fund, Inc.

                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road

                                     Suite 100

                                Wheaton, IL 60189-8133

                       (address of principal executive offices)

                                  Arthur Don Esq.

                                 Seyfarth Shaw LLP

                         131 S. Dearborn Street Suite 2400

                               Chicago, IL 60603-5577

                       (name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2008

Item 1.   Semi Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to

Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family of Mutual Funds No-Load Monetta Fund Monetta Trust Young Investor Fund Mid-Cap Equity Fund Intermediate Bond Fund Government Money Market Fund 1-800-MONETTA www.monetta.com

Semi-Annual Report June 30, 2008

TABLE OF CONTENTS

Letter To Shareholders	4

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6
Monetta Mid-Cap Equity Fund	7
Monetta Intermediate Bond Fund	8
Monetta Government Money Market Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	14
Monetta Mid-Cap Equity Fund	15
Monetta Intermediate Bond Fund	17
Monetta Government Money Market Fund	20

Financial Statements
Statements of Assets & Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Notes to Financial Statements	25

Directors/Trustees	35

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta, or visiting www.Monetta.com.

Principal Risks:

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which will significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the six months ended June 30, 2008, the Funds did not participate in IPO’s. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The Monetta Young Investor Fund invests approximately 50% of its assets in exchange traded funds (ETF's) or other funds that track the S&P 500 Index.  The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher.  For the six-month period ended June 30, 2008, the Young Investor Fund's other fund investments consisted only of ETF's. Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While each of the Monetta Funds is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper, Inc. (Lipper) and Bloomberg L.P.

Monetta Financial Services, Inc. (MFSI) is the investment advisor to the Monetta Funds. The advisor has contracted with Sage Scholars, Inc. to offer Tuition Rewards (credits) to all Monetta Fund Shareholders that enroll in the Tuition Rewards program through Monetta's website.

Tuition Rewards are remitted solely as a reduction from the college's full tuition bill and are not awarded in cash. Tuition Rewards are not taxable and do not affect Federal financial aid eligibility. Tuition Rewards are administered by SAGE Scholars, a college savings plan founded by the former dean of admissions & financial aid at the Wharton Graduate School, University of Pennsylvania. Participating college's or universities may individually impose rules and regulations governing the use of these rewards. For further information about SAGE and a complete list of participating colleges, please visit www.tuitionrewards.com. By enrolling in the SAGE Scholars Program, you become a "sponsor". A sponsor must identify designated students ("beneficiaries") at least two years before beginning college; a sponsor can support multiple students from the same family. Children, grandchildren, stepchildren, nieces and nephews are eligible. A designated student may receive Tuition Rewards from multiple sponsors.  Tuition Rewards are applied evenly over a four-year undergraduate education and accumulate semi-annually, equal to 2.5% of the sponsor's account value on June 30 and December 31 of each year. Each student can apply "up to" a maximum of 25% per year of the participating college's current annual tuition cost. Participating colleges reserve the right to send admissions information to designated students once they reach high school age. Colleges reserve the right to blend Tuition Rewards into a total financial aid package offered to admitted students, and participation in the Tuition Rewards Program is not a guarantee of admission.

All cost for the College Savings Program including participation in the Tuition Rewards Program are paid by MFSI.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

The Monetta Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Monetta Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Monetta Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Monetta Funds' Forms N-Q are also available without charge, upon request, by calling 1-800-MONETTA.

A description of the policies and procedures that the Monetta Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-MONETTA or through SEC's website at http://www.sec.gov.

Information regarding how the Monetta Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available without charge, upon request, by calling 1-800-MONETTA and on the SEC's website at http://www.sec.gov.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Distributor: Quasar Distributors, LLC 08/08.

Dear Fellow Shareholders:

July 23, 2008

The S&P 500 Index-the broadest U.S. benchmark-lost 2.7% in the second quarter of 2008. It was the third consecutive quarter of negative performance. The index staged a recovery in April and May but declined 8.6% in June, the worst June since the great depression. These results put year-to-date performance at negative 11.9%.

The two most significant factors affecting the markets were higher energy prices and a severely damaged financial sector. The high price of energy is forcing consumers to curtail purchases, increasing concerns that an economic slow down could drag on much longer than most economists expected.

To combat this economic slowdown, the Federal Reserve has lowered interest rates and most families received economic stimulus checks. These efforts helped sustain short-term economic growth but the longer term outlook is still held captive by the price of oil.

For the stock market to recover in the near term, oil prices need to stabilize and eventually decline. We believe that the recent sharp spike in prices is due more to hedge fund speculation and the declining dollar rather than structural changes in supply and demand.

It is almost impossible not to be emotionally impacted by the market decline and consider getting out of the market to protect principal. Historically, however, recession and bear markets have represented periods in which stock investors have achieved better long-term performance by holding, or adding to, positions rather than selling.

Although the near term investment environment is challenging, let's not forget a few positive factors. First, we are part of a global economy and the growth in emerging markets (eg. China, India and Brazil) remains strong, supporting a number of domestic economic sectors. Secondly, interest rates remain low, an unemployment rate at 5.5% is considered full employment and, finally, future company guidance continues to meet or exceed estimates. We believe stocks are now very inexpensive compared to historical standards, an important precondition to better times ahead and the possible beginning of a new, long-term bull market.

We thank you for being our shareholders and we'll do our best to justify your confidence.

Sincerely,

Robert S. Bacarella

President, Founder and Portfolio Manager

Monetta Fund				Period ended 6/30/08
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$37 billion			$59.9 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year
Monetta Fund	0.76%	10.76%	3.62%	$14,264
S&P 500 Index*	-13.11%	7.58%	2.88%
Total Annual Operating Expenses - Gross** 1.62%				$13,348
*Source Lipper
**Source Prospectus dated April 30, 2008. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnotes on Pages 2 and 3.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Transocean, Inc.	2.03%
			The Mosaic Co.	1.93%
			Google, Inc. - CL A	1.84%
			National-Oilwell Varco, Inc.	1.78%
			MasterCard, Inc. - CL A	1.77%
			Total Top 5 Equity Holdings	9.35%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Fund performed relatively well during the second quarter of 2008, up 4.65% versus a 2.72% decline in the S&P 500 Index. For the six months ended June 30, 2008, the Fund declined 11.23%, slightly better than the S&P 500 Index negative return of 11.90%.

The best performing sectors since year end include Energy, Chemicals and Agricultural. The Financial and Retail sectors were the worst performing sectors due to increasing credit concerns and consumers curtailing purchases due to higher oil prices.

Fund performance benefited from its holding in Potash Corporation, Cleveland-Cliffs, Inc., and Southwestern Energy Company, representing 1.14%, 0.80% and 1.27%, respectively, of the June 30, 2008 net asset value. Although the Fund had a minimal commitment to the financial sector, the worst performing stock holding was Fannie Mae, representing 1.07% of the portfolio. Investors became increasingly concerned about a possible government bailout of this federal agency. Other holdings that negatively impacted performance were United Health Group, Inc. which declined due to payment cuts under the new Medicare Bill and BE Aerospace, Inc. which fell due to lower civil aircraft orders. Both of these securities were sold.

At mid-year, the Fund's two largest sector weightings were Energy and Technology, representing 15.84% and 14.56%, respectively, of the June 30, 2008 net asset value.

Based on our investment screens, we continue to favor the Oil, Coal and Chemical sectors and currently do not detect any new major sector uptrend to invest in. We feel the Financial and Housing sectors continue to be areas to avoid. We are using market pullbacks to add to our strongest holdings as we anticipate a recovery during the latter half of 2008.

Monetta Young Investor Fund			Period ended 6/30/08
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$54 billion		$0.62 million

PERFORMANCE:	Average Annual Total Return		$9,374
		Since Inception	$9,312
	1 year	12/12/2006
Young Investor Fund	-11.38	-4.50%
S&P 500 Index*	-13.11	-4.27%
Total Annual Operating Expenses - Net** 1.00% Total Annual Operating Expenses - Gross** 16.58%
* Source Lipper

**Source Prospectus dated April 30, 2008. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2010. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to footnotes on Pages 2 and 3.

Portfolio Composition		Top 5 Equity Holdings:
			% of Net Assets
		The Walt Disney Co.	4.02%
		Google, Inc. - CL A..	3.39%
		McDonald's Corp.	2.72%
		Apple, Inc.	2.70%
		Visa, Inc. - CL A	2.62%
		Total Top 5 Equity Holdings	15.45%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Young Investor Fund performed slightly better than its primary benchmark, the S&P 500 Index. For the six months ended June 30, 2008, the Fund declined 11.15% compared to a negative 11.90% return of the index. With approximately 40% of the portfolio invested in the weak consumer discretionary sector, we believe stock selectivity was key to staying ahead of the index.

Since year end, the best performing holdings were Take-Two Interactive Software, Inc., Visa, Inc., and Wm. Wrigley Jr. Co. Take-Two and Wrigley were subject to takeover offers and were sold. Visa, representing 2.62% of the June 30, 2008 net asset value, benefited from higher volume in their process transaction business. The holdings negatively affecting performance were Crocs, Inc. and Google, Inc. representing 0% and 3.39%, respectively, of the June 30, 2008 net asset value. Crocs plummeted on a reduction in guidance and closing a factory in Quebec City, Canada. Google was impacted on rumors of lost market share and revenues.

Recent purchases included CVS/Caremark Corporation and DreamWorks Animation, Inc. representing 1.91% and 1.44%, respectively, of the June 30, 2008 net asset value. Both companies reported strong and improving revenue and earnings growth.

Rising oil prices are having a major impact on consumer discretionary spending. This sector will likely not recover until oil prices stabilize and eventually decline. However, consumer spending patterns and behavior are already showing signs of changing … a self-correcting mechanism that may put consumer spending back on track.

Monetta Mid-Cap Equity Fund				Period ended 6/30/08
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$13 billion			$4.2 million

PERFORMANCE:	Average Annual Total Return			$25,558
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	-12.91%	6.00%	-1.29%
S&P 400 Mid-Cap Index*	-7.34%	12.61%	9.84%
Total Annual Operating Expenses - Gross** 2.19%				$8,783
*Source Lipper
**Source Prospectus dated April 30, 2008. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnotes on Pages 2 and 3.

Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			XTO Energy, Inc.	3.30%
			Quanta Services, Inc.	3.20%
			Joy Global, Inc.	2.74%
			Noble Energy, Inc.	2.42%
			Apple, Inc.	2.42%
			Total Top 5 Equity Holdings	14.08%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Mid-Cap Equity Fund, as of June 30, 2008, is coming off a relatively strong second quarter gaining 7.44%. This compares favorably to the return of its benchmark index, the S&P Mid-Cap 400 Index, which was up 5.43% for the same period.

Fund performance during the second quarter benefited from its holdings in the Energy and Industrial sectors. Specifically, top-performing holdings included Arch Coal, Inc., NII Holdings, Inc., and CF Industries Holdings, Inc., representing 1.81%, 2.29%, and 2.21%, respectively, of June 30, 2008 net asset value.

For the six month period ended June 30, 2008, the Fund declined 12.54%, versus a 3.90% decline by the S&P Mid-Cap 400 Index. Fund performance was hindered by large weightings in alternative energy companies, such as Solarfun Power Holdings Co., Ltd. and Cypress Semiconductor Corp., both of which were sold due to excessive profit-taking. Top performing holdings during the first half of 2008 included XTO Energy, Inc., Apple, Inc., Noble Energy, Inc., and FMC Corp., representing 3.30%, 2.42%, 2.42% and 2.24%, respectively, of June 30, 2008 net asset value.

As we enter the second half of 2008, we plan to build on our positive second quarter results. In terms of sector weightings, the Fund is over-weighted in the Energy, Healthcare, and Industrial sectors while under-weighted in the Financial sector. As we believe the volatility in the market will continue, we will continue to quickly sell underperforming securities and look for companies that meet our purchase criteria.

Monetta Intermediate Bond Fund				Period ended 6/30/08
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	3.11%		4.0 Years	$5.2 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$17,158
Monetta Intermediate Bond Fund	5.95%	2.75%	4.58%	$15,645
Lehman Bros. Gov’t/Credit Bond Index*	7.37%	3.49%	5.55%
Total Annual Operating Expenses - Gross** 1.71%
*Source Lipper
**Source Prospectus dated April 30, 2008. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Bros. Intermediate Government/Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody's are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments.  Typically, AAA is the highest rating and D is the lowest. Please refer to footnotes on Pages 2 and 3.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	34.65%
			1-3 Years	21.38%
			3-6 Years	16.65%
			6-10 Years	9.91%
			Over 10 Years	17.41%
			Total	100.0%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Intermediate Bond Fund has a gross return of 1.91% (1.25% net of expenses) for the six months ended June 30, 2008 versus its benchmark Lehman Brothers Intermediate Government/Credit Index return of 1.43%. In our opinion, the Fund performed well during the period due to its shorter duration and a shift away from Corporate Bonds relative to the Lehman Brothers Intermediate Gov't/Credit Index. During the first six months of 2008, the Fund's average duration lengthened slightly from 3.34 years to 3.67 years. The Fund's average coupon at June 30, 2008 was 5.70% while 79.9% of the portfolio holdings were rated "A" or higher by S&P or Moody' s.

At June 30, 2008, Corporate Bonds represented approximately 54% of the portfolio, a reduction from the December 2007 level of 58%.  Assets were reallocated toward municipal bond holdings which increased from 5.1% to 13.6% of the portfolio during the period.

With the Federal Open Market Committee (FOMC) eyeing inflation, but unwilling to act until the credit and housing markets show some sign of stabilization, we will remain short the benchmark in anticipation of higher rates.

We will continue to pursue higher quality credits, however, as opportunities present themselves we will not hesitate to capitalize on them. The Fund currently has minimal exposure to sub-prime markets.

Monetta Government Money Market Fund				Period ended 6/30/08
Investment Objective:	7-Day Yield:	Average Days to Maturity:		Total Net Assets:
Income and Capital Preservation	1.76%**(a)	31 Days		$5.7 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$13,816
Monetta Government Money Market Fund	3.65%(a)	2.84%(a)	3.29%(a)	$13,562
Lipper US Gov’t Money Market Funds Avg.*	3.24%	2.59%	3.04%

Total Annual Operating Expenses – Net** 0.30%
Total Annual Operating Expenses – Gross** 1.04%

*Source Lipper

**Source Prospectus dated April 30, 2008. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 0.50% through December 31, 2009. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

(a)Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund’s operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 1.22%, versus 1.76%, on June 30, 2008. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to footnotes on Pages 2 and 3.

Portfolio Composition		Allocation:
				% of Net Assets
		Government Obligations		99.9%
		Other Assets Less Liabilities		0.1%
		Total		100.0%

(A) Net of other assets and liabilities.

Commentary

The Monetta Government Money Market Fund gained 1.25% for the six months ended June 30, 2008. This compared favorably to the Lipper U.S. Government Money Market Funds Average, which gained 1.10%.

Reflecting on the first half of the year, the two primary forces that were at the epicenter of our economic forecast for 2008 were the U.S. housing recession and the credit crunch which turned out to be much worse than we expected. Other unanticipated shocks included the spike in oil and other commodity prices and a resultant rise in headline inflation. Growth has turned out to be stronger than expected as the U.S and global economy turned out to be surprisingly resilient. This is partly due to the Federal Reserve having cut rates more aggressively.

Looking toward the second half of the year, we believe inflation expectations in the developed world will remain well anchored and major central bankers will continue to be tested. The Federal Reserve kept rates unchanged last month for the first time in almost a year, citing inflation risk. While the Federal Reserve has "officially" expressed its inflation focus and has hinted quietly of rate hikes, given the two strong opposing forces of economic growth and inflation, the Federal Reserve's decision of where to go from here may not be clear for several months.

The Fund does not anticipate any significant changes in investment strategy as we move into the second half of 2008. We will continue to maintain a shorter average maturity, until the short-term yield curve steepens. We will continue to overweight agency discount notes to maximize yield as we believe unequivocally that the Treasury will, as has been stated, provide whatever is necessary to support Fannie Mae and Freddie Mac debt.

Disclosure of Fund Expenses	June 30, 2008

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2008 - June 30, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 1/1/08	ENDING ACCOUNT VALUE 6/30/08	EXPENSES PAID DURING PERIOD* 1/1/08-6/30/08	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000	$ 996.01	$ 7.78	1.56%
Young Investor Fund	1,000	939.68	4.87	1.00%(a)
Mid-Cap Equity Fund	1,000	926.01	11.48	2.37%
Intermediate Bond Fund	1,000	1,022.15	7.87	1.56%
Gov’t Money Market Fund	1,000	1,016.71	1.66	0.33%**(b)

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$ 1,017.35	$ 7.83	1.56%
Young Investor Fund	1,000	1,020.16	5.04	1.00%
Mid-Cap Equity Fund	1,000	1,013.21	11.92	2.37%
Intermediate Bond Fund	1,000	1,017.32	7.86	1.56%
Gov’t Money Market Fund	1,000	1,023.58	1.67	0.33%**(b)

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days (to reflect the one-half year period).

(a) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00%.

(b) The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 0.33% versus 1.04%. The adviser is contractually committed, through December 31, 2009, to waive fees and/or reimburse expenses for the Gov’t Money Market Fund to the extent necessary to cap the annualized expense ratio at 0.50%.

Schedule of Investments	June 30, 2008
Monetta Fund
COMMON STOCKS – 93.5% NUMBER OF SHARES	VALUE
Agriculture - 1.2%
6,500 Bunge Ltd.	$699,985

Airlines - 1.4%
*85,000 AMR Corp.	435,200
30,000 Southwest Airlines Co.	391,200
826,400
Banks - 0.8%
20,000 Wells Fargo & Co.	475,000

Biotechnology - 1.1%
*10,000 Celgene Corp.	638,700

Chemicals - 5.0%
5,000 CF Industries Holdings, Inc.	764,000
3,000 Monsanto Co.	379,320
3,000 Potash Corp. of Saskatchewan, Inc.	685,710
*8,000 The Mosaic Co.	1,157,600
2,986,630
Coal - 2.1%
5,000 CONSOL Energy, Inc.	561,850
8,000 Peabody Energy Corp.	704,400
1,266,250
Commercial Services - 3.0%
*15,000 Corrections Corp of America	412,050
4,000 MasterCard, Inc. - CL A	1,062,080
*4,000 Visa, Inc. - CL A	325,240
1,799,370
Computers - 3.2%
*6,000 Apple, Inc.	1,004,640
*30,000 EMC Corp.	440,700
10,000 Hewlett-Packard Co.	442,100
1,887,440
Diversified Financial Services - 6.0%
3,500 BlackRock, Inc.	619,500
2,000 CME Group, Inc.	766,380
33,000 Federal Nat'l Mortgage Association	643,830
5,000 The Goldman Sachs Group, Inc.	874,500
15,000 SLM Corp.	290,250
20,000 The Charles Schwab Corp.	410,800
3,605,260
Electrical Component & Equipment - 0.8%
*8,000 General Cable Corp.	$ 486,800

Energy-Alternate Sources - 1.7%
*2,000 First Solar, Inc.	545,640
*13,000 Suntech Power Holdings Co., Ltd. - SP ADR (b)	486,980
1,032,620

Engineering & Construction - 5.0%
15,000 ABB Ltd.	424,800
3,500 Fluor Corp.	651,280
*9,000 Foster Wheeler Ltd.	658,350
*8,000 Jacobs Engineering Group, Inc.	645,600
*10,000 McDermott Int'l, Inc.	618,900
2,998,930
Entertainment - 1.6%
*10,000 Bally Technologies, Inc. 338,000	338,000
*20,000 DreamWorks Animation SKG, Inc. - CL A	596,200
934,200
Environmental Control - 0.6%
*7,000 Stericycle, Inc.	361,900

Healthcare-Products - 4.7%
10,000 Baxter Int'l, Inc.	639,400
6,000 Becton, Dickinson and Co.	487,800
10,000 Medtronic, Inc.	517,500
9,000 Stryker Corp.	565,920
*12,000 Varian Medical Systems, Inc.	622,200
2,832,820
Healthcare-Services - 0.6%
*9,000 Humana, Inc.	357,930

Home Builders - 0.6%
*20,000 Toll Brothers, Inc.	374,600

Internet - 4.4%
*6,000 Amazon.com, Inc.	439,980
*2,000 Baidu.com, Inc. - SP ADR (b)	625,920
*2,100 Google, Inc. - CL A	1,105,482
*4,000 Priceline.com, Inc.	461,840
2,633,222

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2008
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Iron/Steel - 2.0%
4,000 Cleveland-Cliffs, Inc.	$ 476,760
4,000 United States Steel Corp.	739,120
1,215,880
Leisure Time - 0.6%
16,000 Royal Caribbean Cruises Ltd.	359,520

Machinery-Construction & Mining - 2.0%
10,000 Bucyrus Int'l, Inc. - CL A	730,200
6,500 Joy Global, Inc.	492,895
1,223,095
Machinery-Diversified - 0.7%
12,000 The Manitowoc Company, Inc.	390,360

Media - 1.7%
*15,000 Discovery Holding Co. - CL A	329,400
15,000 The Walt Disney Co.	468,000
*24,500 XM Satellite Radio Holdings, Inc. - CL A	192,080
989,480
Metal Fabricate/Hardware - 0.8%
13,000 Commercial Metals Co.	490,100

Mining - 2.1%
12,000 Companhia Vale do Rio Doce - SP ADR (b)	429,840
7,000 Freeport-McMoran Copper & Gold, Inc. - CL B	820,330
1,250,170
Miscellaneous Manufacturing - 3.2%
4,000 Eaton Corp.	339,880
10,000 Harsco Corp.	544,100
8,000 ITT Corp.	506,640
15,000 Trinity Industries, Inc.	520,350
1,910,970
Oil & Gas - 7.8%
5,000 Diamond Offshore Drilling, Inc.	695,700
12,000 Petroleo Brasileiro S.A. - SP ADR (b)	849,960
8,500 Range Resources Corp.	557,090
*16,000 Southwestern Energy Co.	761,760
10,000 Suncor Energy, Inc.	581,200
*8,000 Transocean, Inc.	1,219,120
4,664,830
Oil & Gas Services - 5.1%
*12,000 Cameron Int'l Corp.	$ 664,200
*5,000 Core Laboratories N.V.	711,750
12,000 Halliburton Co.	636,840
*12,000 National-Oilwell Varco, Inc.	1,064,640
3,077,430
Packaging & Containers - 0.7%
*10,000 Owens-Illinois, Inc.	416,900

Pharmaceuticals - 4.0%
*12,000 BioMarin Pharmaceutical, Inc.	347,760
*6,000 Express Scripts, Inc.	376,320
*15,000 Gilead Sciences, Inc.	794,250
*10,000 Medco Health Solutions, Inc.	472,000
20,000 Schering-Plough Corp.	393,800
2,384,130
Retail - 4.4%
10,000 Costco Wholesale Corp.	701,400
12,000 CVS/Caremark Corp.	474,840
12,000 McDonald's Corp.	674,640
*20,000 Starbucks Corp.	314,800
13,000 Yum! Brands, Inc.	456,170
2,621,850
Semiconductors - 2.4%
*32,000 Marvell Technology Group Ltd.	565,120
*7,000 MEMC Electronic Materials, Inc.	430,780
*25,000 NVIDIA Corp.	468,000
1,463,900
Software - 3.0%
10,000 Fidelity National Information Services, Inc.	369,100
20,000 Microsoft Corp.	550,200
*20,000 Oracle Corp.	420,000
*7,000 Salesforce.com, Inc.	477,610
1,816,910
Telecommunications - 5.6%
*30,000 Cisco Systems, Inc.	697,800
25,000 Corning, Inc.	576,250
*10,000 Crown Castle Int'l Corp.	387,300
*12,000 Leap Wireless Int'l, Inc.	518,040
6,000 Millicom Int'l Cellular S.A.	621,000
13,000 Qualcomm, Inc.	576,810
3,377,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2008
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Toys/Games/Hobbies - 0.8%
*7,000 Nintendo Co., Ltd. - ADR (b)	$ 494,435

Transportation - 2.8%
7,460 Burlington Northern Santa Fe Corp.	745,179
5,000 CSX Corp.	314,050
8,000 DryShips, Inc.	641,440
1,700,669

Total Common Stocks	$56,045,886
(Cost $50,945,197) (a)

VARIABLE RATE DEMAND NOTES - 3.0% PRINCIPAL AMOUNT

214,100 American Family Financial Services Co. - 1.874%**	$ 214,100
1,592,500 Wisconsin Corp. Central Credit Union - 2.152%**	1,592,500

Total Variable Rate Demand Notes	1,806,600
(Cost $1,806,600) (a)

MUTUAL FUNDS - 3.2% NUMBER OF SHARES
1,928,162 Monetta Gov't Money Market Fund	1,928,162

Total Mutual Funds - 3.2%	1,928,162
(Cost $1,928,162) (a)

Total Investments - 99.7%	59,780,648
(Cost $54,679,959) (a)

Other Net Assets Less Liabilities - 0.3%	141,581

Net Assets - 100%	$59,922,229

The accompanying notes are an integral part of these financial statements

(a)  Cost for book and tax purposes is $54,679,959; the aggregate gross unrealized appreciation is $7,972,799 and the aggregate gross unrealized depreciation is $2,872,110, resulting in net unrealized appreciation of $5,100,689.

(b)  American Depository Receipt (ADR).

(c)  Right (RT) - security giving the holder the entitlement to purchase new shares issued by the corporation, at a specified price within a specified period of time.

* Non-income producing security.

** Rate in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30 2008
Monetta Young Investor Fund
COMMON STOCKS – 48.8% NUMBER OF SHARES	VALUE

Airlines - 1.4%
*1,700 AMR Corp.	$ 8,704

Apparel - 1.9%
200 Nike, Inc. - CL B	11,922

Beverages - 1.6%
185 The Coca-Cola Co.	9,616

Commercial Services - 2.6%
*200 Visa, Inc. - CL A	16,262

Computers - 2.7%
*100 Apple, Inc.	16,744

Cosmetics/Personal Care - 1.4%
140 Proctor & Gamble Co.	8,513

Entertainment - 1.4%
*300 DreamWorks Animation SKG, Inc. - CL A	8,943

Healthcare-Products - 2.6%
250 Johnson & Johnson	16,085

Internet - 5.8%
*200 Amazon.com, Inc.	14,666
*40 Google, Inc. - CL A	21,057
35,723
Leisure Time - 1.4%
400 Royal Caribbean Cruises Ltd.	8,988

Media - 5.9%
800 The Walt Disney Co.	24,960
*1,500 XM Satellite Radio Holdings, Inc. - CL A	11,760
36,720
Retail - 15.5%
200 Best Buy Co., Inc.	7,920
200 Burger King Holdings, Inc.	5,358
300 CVS/Caremark Corp	11,871
300 Darden Restaurants, Inc.	9,582
*250 Kohl's Corp.	10,010
300 McDonald's Corp.	16,866
200 Target Corp.	9,298
195 Wal-Mart Stores, Inc.	10,959
400 Yum! Brands, Inc.	14,036
95,900
Software - 1.8%
400 Microsoft Corp.	11,004

Toys/Games/Hobbies - 2.8%
*325 Marvel Entertainment, Inc.	10,446
400 Mattel, Inc.	6,848
17,294

Total Common Stocks	302,418
(Cost $317,691) (a)

EXCHANGE TRADED FUNDS - 49.2% NUMBER OF SHARES
215 iShares S&P 100 Index Fund	$ 12,474
200 iShares S&P 500 Index Fund	25,582
415 iShares S&P 500 Growth Index Fund	26,490
350 iShares S&P 500 Value Index Fund	22,190
1,130 SPDR Trust Series 1	144,640
475 Vanguard Growth ETF	28,153
400 Vanguard Large-Cap ETF	23,204
400 Vanguard Value ETF	22,444
Total Exchange Traded Funds (Cost $342,342) (a)	305,177

VARIABLE DEMAND NOTES - 3.2% PRINCIPAL AMOUNT
1,700 American Family Financial Services Co. - 1.874%**	1,700
18,500 Wisconsin Corp. Central** Credit Union - 2.152%	18,500

Total Variable Rate Demand Notes	20,200
(Cost $20,200) (a)

Total Investments - 101.2%	627,795
(Cost $680,233) (a)

Other Net Assets Less Liabilities - (1.2%)	(7,550)

Net Assets - 100%	$ 620,245

(a)  Cost for book and tax purposes is $680,233;  the aggregate gross unrealized appreciation is $13,305 and the aggregate gross unrealized depreciation is $65,743, resulting in net unrealized depreciation of  $52,438.

* Non-income producing security.

** Rate in effect at June 30, 2008.

Schedule of Investments (Unaudited)	June 30 2008
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 93.8% NUMBER OF SHARES	VALUE

Airlines - 1.1%
*9,000 AMR Corp.	$ 46,080

Biotechnology - 5.9%
*1,500 Celgene Corp.	95,805
*1,000 Charles River Laboratories Int'l, Inc.	63,920
*1,000 Illumina, Inc.	87,110
246,835
Chemicals - 5.9%
1,000 Airgas, Inc.	58,390
600 CF Industries Holdings, Inc.	91,680
1,200 FMC Corp.	92,928
242,998
Coal - 3.3%
1,000 Arch Coal, Inc.	75,030
700 Foundation Coal Holdings, Inc.	62,006
137,036
Commercial Services - 9.5%
*1,600 FLIR Systems, Inc.	64,912
*1,000 FTI Consulting, Inc.	68,460
1,400 Global Payments, Inc.	65,240
*4,000 Quanta Services, Inc.	133,080
*800 Visa, Inc. - CL A	65,048
396,740
Computers - 4.4%
*600 Apple, Inc.	100,464
*2,500 Cognizant Technology Solutions Corp. - CL A	81,275
181,739
Electrical Component & Equipment - 1.5%
*1,000 General Cable Corp.	60,850

Electronics - 1.7%
*1,100 Waters Corp.	70,950

Energy-Alternate Sources - 1.3%
*1,500 Suntech Power Holdings Co., Ltd. - SP ADR (b)	56,190

Engineering & Construction - 4.0%
500 Fluor Corp.	93,040
*900 Jacobs Engineering Group, Inc.	72,630
165,670
Entertainment - 1.5%
*2,100 DreamWorks Animation SKG, Inc. - CL A	62,601

Food - 2.4%
2,000 Corn Products Int'l, Inc.	98,220

Healthcare-Products - 1.5%
*1,200 Varian Medical Systems, Inc.	62,220

Healthcare-Services - 3.3%
*1,000 Covance, Inc.	86,020
*1,300 Humana, Inc.	51,701
137,721
Home Builders - 2.7%
*1,000 Desarrolladora Homex S.A. de C.V.	58,580
3,300 KB Home	55,869
114,449
Internet - 5.6%
*250 Baidu.com, Inc. - SP ADR (b)	78,240
*1,000 Equinix, Inc.	89,220
*550 Priceline.com, Inc.	63,503
230,963
Iron/Steel - 1.7%
1,800 Dynamics, Inc.	70,326

Machinery-Construction & Mining - 2.7%
1,500 Joy Global, Inc.	113,745

Machinery-Diversified - 5.1%
*1,100 AGCO Corp.	57,651
600 Flowserve Corp.	82,020
1,100 Roper Industries, Inc.	72,468
212,139
Media - 1.2%
*25,000 Sirius Satellite Radio, Inc.	48,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30 2008
Monetta Mid-Cap Equity Fund (Cont’d)
NUMBER OF SHARES	VALUE
Miscellaneous Manufacturing - 1.7%
2,000 Trinity Industries, Inc.	$ 69,380

Oil & Gas - 8.1%
700 Diamond Offshore Drilling, Inc.	97,398
1,000 Noble Energy, Inc.	100,560
2,000 XTO Energy, Inc.	137,020
334,978
Oil & Gas Services - 3.7%
*1,000 FMC Technologies, Inc.	76,930
*1,000 Oceaneering Int'l, Inc	77,050
153,980
Semiconductors - 2.1%
*5,000 Marvell Technology Group Ltd.	88,300

Software - 1.6%
*1,000 Salesforce.com, Inc.	68,230

Telecommunications - 6.6%
*5,000 Metropcs Communications, Inc.	88,550
*2,000 NII Holdings, Inc.	94,980
3,000 VimpelCom - SP ADR (b)	89,040
272,570
Transportation - 3.7%
3,000 Diana Shipping, Inc.	92,130
*1,400 Kansas City Southern Co.	61,586
153,716

Total Common Stocks	$ 3,896,626
(Cost $3,261,460) (a)

VARIABLE RATE DEMAND NOTES - 9.0% PRINCIPAL AMOUNT
184,500 American Family Financial Services Co. - 1.874%**	$ 184,500
188,500 Wisconsin Corp. Central Credit Union - 2.152%**	188,500

Total Variable Rate Demand Notes	373,000
(Cost $373,000) (a)

Total Investments - 102.8%	4,269,626
(Cost $3,634,460) (a)

Other Net Assets Less Liabilities - (2.8%)	(114,267)

Net Assets - 100%	$ 4,155,359

(a)  Cost for book and tax purposes is $3,634,460; the aggregate gross unrealized appreciation is $755,163 and the aggregate gross unrealized depreciation is $119,997 resulting in net unrealized appreciation of $635,166.

(b)  American Depository Receipt (ADR).

* Non-income producing security.

** Rate in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2008
Monetta Intermediate Bond Fund
CORPORATE BONDS – 53.8% PRINCIPAL AMOUNT
	MATURITY DATE	VALUE
Auto - 0.5%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	$ 24,984

Banks - 10.8%
50,000 BankAmerica Institutional - A 8.070%	12/31/26	50,305
80,000 M&I Marshall & Ilsley Bank 5.150%	02/22/12	78,186
90,000 National City Corp. 5.750%	02/01/09	88,143
175,000 Royal Bank of Scotland Group PLC 9.118%	03/31/49	176,410
84,000 Southwest Bank of St. Louis 5.000%	10/23/15	82,403
86,000 Unionbancal Corp. 5.250%	12/16/13	81,152
		556,599
Chemicals - 2.2%
100,000 PPG Industries, Inc. 7.400%	08/15/19	112,453

Electric - 8.1%
23,000 Consolidated Edison Co. of New York 6.900%	10/01/28	22,997
75,000 Detroit Edison Co. 6.125%	10/01/10	78,097
35,000 Duke Energy Corp. 7.375%	03/01/10	36,794
45,000 Ipalco Enterprises, Inc. 8.625%	11/14/11	47,025
75,000 Pepco Holdings, Inc. 6.450%	08/15/12	76,452
150,000 Westar Energy, Inc. 7.125%	08/01/09	154,677
		416,042
Energy - 1.9%
100,000 Chesapeake Energy Corp. 6.625%	01/15/16	96,500

Finance - 8.9%
80,000 Boeing Capital Corp. 6.100%	03/01/11	84,310
100,000 Caterpillar Financial Services Corp. 5.600%	04/15/13	100,326
205,000 Lehman Brothers Holdings 5.970%**	02/09/17	161,601
30,000 Lehman Brothers Holdings 4.000%**	04/16/19	27,620
35,000 SLM Corp. 5.125%	08/27/12	30,482
65,000 SLM Corp. 5.375%	01/15/13	57,305
		461,644
Insurance - 7.1%
82,000 CNA Financial Corp. 6.950%	01/15/18	80,033
172,000 GE Global Insurance Holdings 7.500%	06/15/10	179,965
30,000 Principal Life, Inc. 5.970%**	10/01/14	28,806
75,000 Reinsurance Group of America 6.750%	12/15/11	76,043
		364,847
Mortgage/Asset Backed - 0.2%
11,327 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	11,326

Pipelines - 5.1%
250,000 Enbridge Energy Partners 7.000%	10/01/18	261,819

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2008
Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Telephone - 5.3%
125,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	$ 132,295
135,000 France Telecom 7.750%	03/01/11	143,057
		275,352
Transport-Equipment & Leasing - 0.4%
20,000 GATX Financial Corp. 6.000%	11/19/08	20,187

Wireless Equipment - 3.3%
100,000 Motorola, Inc. 7.500%	05/15/25	93,753
75,000 Qwest Corp. 7.500%	06/15/23	75,595
		169,348

Total Corporate Bonds (Cost $2,823,356) (a)		2,771,101

U.S. GOVERNMENT AGENCIES - 12.1%
PRINCIPAL AMOUNT
200,000 Federal Home Loan Mortgage Corp. 5.500%	08/15/18	200,058
50,000 Federal Home Loan Mortgage Corp. 4.625%	07/09/13	50,019
350,000 Private Export Funding 5.685%	05/15/12	371,623

Total U.S. Government Agencies (Cost $612,917) (a)		621,700

U.S. TREASURY NOTES - 5.1%
PRINCIPAL AMOUNT
240,000 U.S. Treasury Note 5.125%	05/15/16	261,750

Total U.S. Treasury Notes (Cost $242,973) (a)		261,750

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2008
Monetta Intermediate Bond Fund (Cont’d)
MUNICIPAL BONDS – 13.6% PRINCIPAL AMOUNT	MATURITY DATE	VALUE
50,000 Albuquerque New Mexico Golf Course 6.600%	07/01/08	$ 50,000
400,000 Boston University MA 4.965%**	10/01/19	400,000
250,000 College Park Georgia Revenue 5.557%	01/01/09	249,083

Total Municipal Bonds (Cost $699,447) (a)		699,083

COMMERCIAL PAPER - 8.7%
PRINCIPAL AMOUNT
200,000 Int'l Lease Finance 3.020%	07/07/08	199,899
250,000 Wells Fargo & Co. 2.300%	07/02/08	249,984

Total Commercial Paper (Cost $449,883) (a)		449,883

VARIABLE RATE DEMAND NOTES - 6.0%
PRINCIPAL AMOUNT
123,600 American Family Financial Services Co. - 1.874%**		123,600
187,700 Wisconsin Corp. Central Credit Union - 2.152%**		187,700

Total Variable Rate Demand Notes (Cost $311,300) (a)		311,300

Total Investments - 99.3% (Cost $5,139,876) (a)		5,114,817

Other Net Assets Less Liabilities - 0.7%		36,405

Net Assets - 100%		$5,151,222

(a)  Cost for book and tax purposes is $5,139,876; the aggregate gross unrealized appreciation is $49,608 and the aggregate gross unrealized depreciation is $74,667, resulting in net unrealized depreciation of $25,059.

** Rate in effect at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2008
Monetta Government Money Market Fund
FEDERAL HOME LOAN MORTGAGE CORP. - 12.0% PRINCIPAL AMOUNT	MATURITY DATE	VALUE
685,000 2.070%	07/09/08	$ 684,685

FEDERAL HOME LOAN BANK - 50.7%
PRINCIPAL AMOUNT
760,000 1.965%	07/22/08	759,129
800,000 2.250%	08/15/08	797,750
740,000 2.200%	08/29/08	737,332
590,000 2.025%	07/02/08	589,967
		2,884,178
FEDERAL NATIONAL MORTGAGE ASSOC. - 37.2%
PRINCIPAL AMOUNT
550,000 2.070%	07/28/08	549,146
380,000 2.320%	09/05/08	378,384
650,000 1.950%	07/16/08	649,472
540,000 2.180%	08/08/08	538,757
		2,115,759

Total Investments - 99.9% (Cost $5,684,622) (a)		5,684,622

Other Net Assets Less Liabilities - 0.1%		1,474

Net Assets - 100%		$5,686,096

(a) Cost is identical for book and tax purposes.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		June 30, 2008
		(Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Assets:
Investments at market value, except for the Government Money Market Fund which is at amortized cost (cost: $54,680; $680; $3,635; $5,140; $5,685)
	$57,853	$628	$4,270	$5,115	$5,685
Investments in affiliated money market funds (Note 2)	1,928	0	0	0	0
Cash	0	0	(a)	0	12
Receivables:
Interest and dividends	18	1	3	58	0
Investments sold	2,682	0	214	0	0
Fund shares sold	1	0	(a)	0	0
Other assets	15	7	8	8	2
Total Assets	62,497	636	4,495	5,181	5,699

Liabilities:
Payables:
Custodian bank	19	2	0	6	0
Investment advisory fees (Note 2)	49	(a)	3	2	0
Distribution and service charges payable	0	1	4	4	0
Investments purchased	2,411	6	317	0	0
Fund shares redeemed	3	0	0	3	0
Income distribution payable	0	0	0	0	8
Accrued expenses	93	7	16	15	5
Total Liabilities	2,575	16	340	30	13
Net Assets	59,922	620	4,155	5,151	5,686

Analysis of net assets:
Paid in capital (b)	57,159	682	7,822	5,189	5,686
Accumulated undistributed net investment income (loss)	(203)	1	(31)	(a)	0
Accumulated undistributed net realized gain (loss)	(2,135)	(11)	(4,271)	(13)	0
Net unrealized appreciation on investments	5,101	(52)	635	(25)	0
Net Assets	$59,922	$620	$4,155	$5,151	$5,686

Shares of capital stock	4,097
Shares of beneficial interest issued outstanding		67	505	514	5,686
Net asset value, offering price and redemption price per share	$14.62	$9.24	$8.23	$10.02	$1.00

(a) Rounds to less than $1,000.

(b) Monetta Fund - $41 of $.01 par value and $57,118 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Six Month Period Ended June 30, 2008
		(Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Investment income and expenses:

Investment income:
Interest	$46	$(a)	$3	$150	$84
Dividend	229	5	17	0	0
Total investment Income	275	5	20	150	84

Expenses:
Investment advisory fee (Note 2)	289	2	16	9	7
Distribution expense (Note 6)	0	1	6	7	3
Accounting expense	15	(a)	2	1	1
Admin/Compliance expense	15	(a)	2	1	1
Custodial fees and bank cash management fee	11	2	2	2	1
State registration	7	7	5	4	4
Transfer and shareholder servicing agent fee	76	10	9	8	7
Audit/Tax	21	6	6	6	3
Legal	25	(a)	2	2	3
Printing	12	(a)	1	1	(a)
Other	11	1	2	2	1

Total expenses	482	29	53	43	31
Expenses waived/reimbursed	0	(24)	0	0	(21)
Fees paid indirectly (Note 7)	(4)	(1)	(2)	(2)	(a)
Expenses net of waived/reimbursed expenses and fees paid indirectly	478	4	51	41	10
Net investment income (loss)	(203)	1	(31)	109	74
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	45,691	270	4,520	3,561	15,874
Cost of securities sold	47,162	281	4,759	3,548	15,874
Net realized gain (loss) on investments	(1,471)	(11)	(239)	13	0
Gains from class action lawsuits	4	0	1	(a)	0
Total net realized gain (loss) on investments	(1,467)	(11)	(238)	13	0
Net unrealized appreciation (depreciation) on investments:
Beginning of period	11,072	11	1,145	36	0
End of period	5,101	(52)	635	(25)	0
Net change in net unrealized appreciation (depreciation) on investments during the period	(5,971)	(63)	(510)	(61)	0
Net realized and unrealized gain (loss) on investments	7,438	(74)	(748)	(48)	0
Net increase (decrease) in net assets from operations	$(7,641)	$(73)	$(779)	$61	$0

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)	For The Six Month Period Ended June 30, 2008 (Unaudited) And Year Ended December 31, 2007

	Monetta Fund		Young Investor Fund
	2008	2007	2008	2007
From investment activities:
Operations:
Net investment income (loss)	$(203)	$(101)	$1	$3
Net realized gain (loss) on investments	(1,467)	10,921	(11)	(a)
Net change in net unrealized appreciation (depreciation) on investments during the period	(5,971)	4,022	(63)	13

Net increase (decrease) in net assets from operations	(7,641)	14,842	(73)	16
Distribution from net investment income	0	0	0	(3)
Distribution from net realized gains	0	0	0	0
Increase (decrease) in net assets from investment activities	(7,641)	14,842	(73)	13

From capital transactions (Note 4):
Proceeds from shares sold	3,146	3,364	81	265
Net asset value of shares issued through dividend reinvestment	0	0	0	3
Cost of shares redeemed	(3,292)	(7,221)	(6)	(10)
Increase (decrease) in net assets from capital transactions	(146)	(3,857)	75	258
Total increase (decrease) in net assets	(7,787)	10,985	2	271
Net assets at beginning of period	67,709	56,724	618	347

Net assets at end of period	$59,922	$67,709	$620	$618
Accumulated undistributed net investment income	$0	$0	$1	$(a)

a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For The Six Month Period Ended June 30, 2008 (Unaudited) And Year Ended December 31, 2007

	Mid-Cap Equity Fund		Intermediate Bond Fund		Government Money Market Fund
	2008	2007	2008	2007	2008	2007
From investment activities:
Operations:
Net investment income (loss)	$(31)	$(82)	$109	$245	$74	$293
Net realized gain on investments	(238)	888	13	42	0	0
Net change in net unrealized appreciation (depreciation) on investments during the period	(510)	(70)	(61)	74	0	0

Net increase (decrease) in net assets from operations	(779)	736	61	361	74	293
Distribution from net investment income	0	0	(109)	(245)	(74)	(293)
Distribution from net realized gains	0	0	0	0	0	0
Increase (decrease) in net assets from investment activities	(779)	736	(48)	116	0	0

From capital transactions (Note 4):
Proceeds from shares sold	55	237	838	248	493	2,583
Net asset value of shares issued through dividend reinvestment	0	0	88	196	89	292
Cost of shares redeemed	(1,025)	(1,106)	(1,231)	(2,170)	(771)	(3,383)
Increase (decrease) in net assets from capital transactions	(970)	(869)	(305)	(1,726)	(189)	(508)
Total increase (decrease) in net assets	(1,749)	(133)	(353)	(1,610)	(189)	(508)
Net assets at beginning of period	5,904	6,037	5,504	7,114	5,875	6,383

Net assets at end of period	$4,155	$5,904	$5,151	$5,504	$5,686	$5,875
Accumulated undistributed net investment income	$0	$0	$(a)	$(a)	$ 0	$0

Notes To Financial Statements	June 30, 2008

1 .   SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s), and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)   Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

(b)   Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements	June 30, 2008

(c)   General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d)   Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2007, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund
2009			$2,425,636
2010	$378,706		$1,589,213
2011
2012			$3,355
2013
2014				$24,178
2015		$346		$1,841
Total	$378,706	$346	$4,018,204	$26,019

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48), effective for fiscal years beginning after December 15, 2006.  FIN 48 provides guidance by prescribing how uncertain tax positions should be recognized, measured, and disclosed in the financial statements.  It requires the evaluation of tax positions taken, that remain subject to examination by the Funds' major tax jurisdictions, or expected to be taken in the course of preparing a fund's tax return to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority.  An entity may only recognize, or continue to recognize, tax positions that meet a "more likely than not" threshold and those tax positions not deemed to meet this threshold would be recorded as a tax benefit/(expense) in the current year.  The evaluation of the Funds' tax positions for the applicable periods, as of December 31, 2007, have been completed and, based on that evaluation, the adoption of FIN 48 did not impact the Funds' financial statements

(e)   Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2007 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $101,010 and $82,110, respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC).

Notes To Financial Statements		June 30, 2008
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:
	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Undistributed Ordinary Income	---	$54	---	$390	$23,318
Undistributed Long-Term Capital Gain	---	---	---	---	---

The tax character of distributions paid during the calendar year ended December 31, 2007, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Intermediate Bond Fund	Government Money Market Fund
Ordinary Income	---	$3,159	---	$244,746	$293,366
Long-Term Capital Gain	---	---	---	---	---

f)

Fair Value Measurements

On September 15, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"), effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant observable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Fund’s investments at June 30, 2008, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES (Unaudited)
Fund	(Level 1)	(Level 2)	(Level 3)	Total
MONETTA FUND	$56,046	$3,735	$0	$59,781
YOUNG INVESTOR FUND	$608	$20	$0	$628
MID-CAP EQUITY FUND	$3,897	$373	$0	$4,270
INTERMEDIATE BOND FUN	$0	$5,115	$0	$5,115
GOVERNMENT MONEY MARKET FUND	$0	$5,685	$0	$5,685

For the Government Money Market Fund, the investments are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, however, since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the period ended June 30, 2008, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Monetta Intermediate Bond Fund	0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping. Investment advisory fees waived, and 12B-1 fees waived, through June 30, 2008 for the Government Money Market Fund were $7,325 and $2,930, respectively.

Investments for the Monetta Fund, as reported on the Statement of Assets and Liabilities at June 30, 2008, includes $1,928,162 of the Monetta Government Money Market Fund, an affiliated fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Ambassador Capital Management, LLC, Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of June 30, 2008, owned 3,430 shares or 5.11% of the Young Investor Fund; 2,208 shares or 0.44% of the Mid-Cap Equity Fund; 83,681 shares or 1.47% of the Government Money Market Fund and 1,275 shares or 0.03% of the Monetta Fund.

Notes To Financial Statements	June 30, 2008

3. SUB-ADVISERS:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC. Ambassador has been sub-adviser to the Government Money Market Fund since December, 2001. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser for the Government Money Market Fund’s Net Assets in excess of $30 million are 20% of the fee charged by the Adviser. On March 29, 2007, the Monetta Intermediate Bond Fund shareholders approved the Sub-Advisory agreement the Adviser entered into with Belle Haven Investments L.P. to manage the Intermediate Bond Fund. The sub-advisory fees paid to Belle Haven Investments L.P. by the Adviser is 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Inter- mediate Bond Fund	Government Money Market Fund
2007 Beginning Shares	4,400,162	34,878	722,457	717,722	6,382,743
Shares sold	214,650	25,266	25,544	24,805	2,582,908
Shares issued upon dividend reinvestment	0	301	0	19,630	292,074
Shares redeemed	(503,690)	(1,019)	(120,607)	(217,450)	(3,382,304)
Net increase (decrease) in shares outstanding	(289,040)	24,548	(95,063)	(117,015)	507,322
2008 Beginning Shares	4,411,122	59,426	627,394	544,707	5,875,421
Shares sold	208,353	8,298	6,778	18,714	493,434
Shares issued upon dividend reinvestment	0	0	0	8,748	88,769
Shares redeemed	(222,060)	(610)	(129,334)	(120,866)	(771,528)
Net increase (decrease) in shares outstanding	(13,707)	7,688	(122,556)	(30,404)	(189,325)
Ending Shares	4,097,415	67,114	504,838	514,303	5,686,096

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the period ended June 30, 2008,

excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$44,949,168	$45,690,752
Monetta Young Investor Fund	301,463	270,416
Monetta Mid-Cap Equity Fund	3,380,840	4,520,278
Monetta Intermediate Bond Fund	2,867,821	3,561,618

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Intermediate Bond Fund were $2,299,051 and $2,616,437, respectively.

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7. FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statement of Operations.  For the period ended June 30, 2008, fees paid indirectly were as follows:  Monetta Fund, $4,437; Young Investor Fund, $1,320; Mid-Cap Equity Fund, $1,647; Intermediate Bond Fund, $1,697 and Government Money Market Fund, $388.

Notes To Financial Statements	June 30, 2008

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund	Six Months Ended 6/30/08 (Unaudited)	2007	2006	2005	2004	2003

Net asset value at beginning of period	$16.469	$12.891	$11.992	$10.391	$10.252	$7.885
Net investment income (loss)	(0.049)	(0.024)	(0.060)	(0.053)	0.012	(0.052)
Net realized and unrealized gain (loss) on investments	(1.796)	3.603	0.959	1.654	0.139	2.419
Total from investment operations	(1.845)	3.578	0.899	1.601	0.151	2.367
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	(0.012)	0.000
Distributions from short-term capital gains, net	0.000	.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	(0.012)	0.000
Net asset value at end of period	$14.624	$16.469	$12.891	$11.992	$10.391	$10.252
Total return	(11.23%)	27.77%	7.51%	15.40%	1.49%	30.08%
Ratios to average net assets:
Expenses - Net	1.56%	1.61%	1.65%	1.75%	1.43%	1.60%
Expenses - Gross (a)	1.58%	1.62%	1.65%	1.78%	1.60%	1.81%
Net investment income (loss)	(0.33%)	(0.17%)	(0.48%)	(0.48%)	0.12%	(0.59%)
Portfolio turnover	75.0%	184.3%	157.9%	170.2%	385.8%	427.7%
Net assets ($ in thousands)	$59,922	$67,709	$56,724	$59,325	$58,186	$64,061

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2008

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund
	Six Months Ended 6/30/08 (Unaudited)	2007	12/12/2006 to 12/31/2006 (1)

Net asset value at beginning of period	$10.402	$9.940	$10.000
Net investment income	0.030	0.074	0.028
Net realized and unrealized gain (loss) on investments	(1.190)	0.441	(0.063)
Total from investment operations	(1.160)	0.515	(0.035)
Less:
Distributions from net investment income	0.000	(0.054)	(0.025)
Distributions from short-term capital gains, net	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000
Total distributions	0.000	(0.054)	(0.025)
Net asset value at end of period	$9.242	$10.402	$9.940
Total return	(11.15%)	5.16%	(0.35%)*
Ratios to average net assets:
Expenses - Net	1.00%	1.00%	0.94%**
Expenses - Gross (a)	9.50%	16.58%	14.83%**
Net investment income (loss)	0.31%	0.71%	1.22%**
Portfolio turnover	45.0%	24.1%	0%*
Net assets ($ in thousands)	$620	$618	$347

*  As reported for the period – not annualized.

**  As reported for the period – annualized.

(1)  The Young Investor Fund commenced operations on December 12, 2006, its inception date.  During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operation.

(a)  Gross expense ratio reflects fees waived/reimbursed.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2008
Mid-Cap Equity Fund	Six Months Ended 6/30/08 (Unaudited)	2007	2006	2005	2004	2003

Net asset value at beginning of period	$9.410	$8.356	$7.976	$7.119	$7.100	$4.849
Net investment loss	(0.060)	(0.124)	(0.118)	(0.095)	(0.064)	(0.075)
Net realized and unrealized gain (loss) on investments	(1.120)	1.179	0.498	0.952	0.083	2.326
Total from investment operations	(1.180)	1.054	0.380	0.857	0.019	2.251
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$8.230	$9.410	$8.356	$7.976	$7.119	$7.100
Total return	(12.54%)	12.56%	4.76%	12.08%	0.28%	46.39%
Ratios to average net assets:
Expenses - Net	2.36%	2.14%	2.16%	2.31%	1.70%	1.78%
Expenses - Gross (a)	2.45%	2.19%	2.16%	2.34%	1.98%	2.11%
Net investment income (loss)	(0.72%)	(1.35%)	(1.43%)	(1.29%)	(0.97%)	(1.25%)
Portfolio turnover	78.9%	135.1%	130.5%	175.0%	311.1%	315.1%
Net assets ($ in thousands)	$4,155	$5,904	$6,037	$6,913	$7,246	$8,354

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		June 30, 2008
Intermediate Bond Fund	Six Months Ended 6/30/08 (Unaudited)	2007	2006	2005	2004	2003

Net asset value at beginning of period	$10.104	$9.911	$9.969	$10.190	$10.500	$10.461
Net investment income	0.205	0.388	0.354	0.319	0.324	0.349
Net realized and unrealized gain (loss) on investments	(0.088)	0.200	(0.007)	(0.215)	(0.079)	0.041
Total from investment operations	0.117	0.588	0.347	0.104	0.245	0.390
Less:
Distributions from net investment income	(0.206)	(0.395)	(0.361)	(0.317)	(0.325)	(0.351)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	(0.044)	(0.008)	(0.230)	0.000
Total distributions	(0.206)	(0.395)	(0.405)	(0.325)	(0.555)	(0.351)
Net asset value at end of period	$10.015	$10.104	$9.911	$9.969	$10.190	$10.500
Total return	1.25%	6.02%	3.54%	1.05%	2.38%	3.78%
Ratios to average net assets:
Expenses - Net	1.56%	1.66%	1.45%	1.52%	1.19%	0.81%
Expenses - Gross (a)	1.62%	1.71%	1.45%	1.52%	1.19%	0.91%
Net investment income (loss)	2.03%	3.89%	3.57%	3.15%	2.98%	3.31%
Portfolio turnover	52.6%	68.0%	31.9%	18.3%	61.7%	75.7%
Net assets ($ in thousands)	$5,151	$5,504	$7,114	$8,237	$9,658	$19,051

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2008
Government Money Market Fund	Six Months Ended 6/30/08 (Unaudited)	2007	2006	2005	2004	2003

Net asset value at beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.013	0.048	0.047	0.025	0.008	0.006
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.013	0.048	0.047	0.025	0.008	0.006
Less:
Distributions from net investment income	(0.013)	(0.048)	(0.047)	(0.025)	(0.008)	(0.006)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.013)	(0.048)	(0.047)	(0.025)	(0.008)	(0.006)
Net asset value at end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	1.25%	4.88%	4.49%	2.54%	0.86%	0.56%
Ratios to average net assets:
Expenses - Net (a)	0.33%	0.30%	0.51%	0.63%	0.49%	0.56%
Expenses - Gross (b)	1.05%	1.04%	1.44%	2.04%	1.43%	1.58%
Net investment income (loss)	1.25%	4.76%	4.46%	2.53%	0.85%	0.56%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A	N/A
Net assets ($ in thousands)	$5,686	$5,875	$6,383	$3,214	$3,148	$3,630

(a) The net expense ratio is after waived/reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid would be 1.32% and 0.64% for the years ended December 31, 2003 and 2002, respectively. There were no indirect expenses paid for the period ended June 30, 2007 and the years ended December 31, 2006, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust’s custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Directors/Trustees		June 30, 2008
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Director- ships and Affiliations	Remuneration Paid Jan. to Jun. 2008

Independent (“disinterested”) Directors

John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP Business Banking, Fifth/Third Bank, since Nov. 2006; Executive Director, Wachovia Corp. (formerly First Union Nat’l Bank), Business Banking, General Bank Group, from Nov. 1999 through April 2006.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250

Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250

Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Internal Consultant, RM Acquisition (d/b/a Rand McNally) since April 2008; Sr. Vice President & Chief Operating Officer, of RM Acquisition, LLC (d/b/a Rand McNally), from December, 2007 through April, 2008; Sr. Vice President & Chief Operating Officer, Rand McNally & Company from July 2003 through December, 2007; President, DuPage Capital Management, Ltd., from April 1995 through July 2003.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250

Inside (“interested”) Directors/Trustees[1]

Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President of Adviser since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None

John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears Roebuck & Co., since 1969.	None	Monetta Fund - $500(2) Monetta Trust - $500(2)

(1) Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.
(2) Compensation to non-employee “Interested” Directors/Trustees is paid by the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified.  Each Director oversees the Monetta Fund and each Trustee oversees the four funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-8133	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Fund's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Semi-Annual Report to Shareholders presented in

    Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the

    Semi-Annual Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Not applicable for the period covered by the Semi-Annual Report to

        Shareholders presented in Item 1.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and

Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported,

within the time periods specified in the rules and forms adopted by the U.S.

Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over

Financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

  (a)(1)  EX-99.CODE ETH - Code of Ethics, not applicable per Item 2(c)

  (a)(2)  EX-99.CERT - Section 302 Certification, is filed herewith

          EX-99.906 CERT - Section 906 Certification, is filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        September 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Fund

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        September 10, 2008

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